EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of Corner Growth Acquisition Corp. (the “Company”) on Form 10-K for the period ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marvin Tien, Co-Chairman, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2022

By:	/s/ Marvin Tien
Name: Marvin Tien
Title: Co-Chairman, Chief Executive Officer and
Director
(Principal Executive Officer)